                                                                      Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-28052, 33-56737, 33-66932, 33-56735, 33-
57113 and 33-66934.



                                             Arthur Andersen LLP

                                             /s/ Arthur Andersen LLP


New York, New York
March 7, 1995


                                      39